SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2003

           (Exact name of registrant as specified in its charter)

                           UNION BANKSHARES, INC.

(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)      Identification Number)
          Vermont                   000-28449              03-0283552

(Address of principal executive offices)
        20 Main St., P.O. Box 667                          (Zip Code)
             Morrisville, VT                               05661-0667

Registrant's telephone number, including area code:  (802) 888-6600

        (Former name or former address, if changed since last report)

                               Not applicable


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Item 7:  Financial Statements and Exhibits

      c)    Exhibits:
            99.1  Union Bankshares, Inc. Company Overview dated
                  December 31, 2002

Item 9:  Regulation FD Disclosure

      The following information is furnished pursuant to this Item 9 in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition" in accordance with Filing Guidance issued by the Commission on March 27, 2003 (release No. 34-47583).

      a) On May 7, 2003, Union Bankshares, Inc. prepared a Company Overview containing certain previously reported or publicly available financial and other information, as of December 31, 2002 to be distributed to brokers, potential or current shareholders, or other interested parties, a copy of which is furnished with this Form 8-K as Exhibit 99.1.

             CAUTIONARY ADVICE ABOUT FORWARD LOOKING STATEMENTS

The Company may from time to time make written or oral statements that are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may include financial projections, statements of plans and objectives for future operations, estimates of future economic performance and assumptions relating thereto. The Company may include forward-looking statements in its filings with the Securities and Exchange Commission, in its reports to stockholders, in other written materials, and in statements made by senior management to analysts, rating agencies, institutional investors, representatives of the media and others.

Forward-looking statements reflect management's current expectations and are subject to uncertainties, both general and specific, and risk exists those predictions, forecasts, projections and other estimates contained in forward-looking statements will not be achieved. Also when we use any of the words "believes," "expects," "anticipates," "intends," "plans," "seeks," "estimates" or similar expressions, we are making forward-looking statements. Many possible events or factors, including those beyond the control of management, could affect the future financial results and performance of our Company. This could cause results or performance to differ materially from those expressed in our forward-looking statements. The possible events or factors that might affect our forward-looking statements include, but are not limited to, the following:

      *     uses of monetary, fiscal and tax policy by various governments
      * political, legislative or regulatory developments in Vermont, New Hampshire or the United States including changes in laws concerning accounting, taxes, banking and other aspects of the financial services industry
      * developments in general economic or business conditions, including interest rate fluctuations, market fluctuations and perceptions, and inflation and their effect on the Company or its customers
      * changes in the competitive environment for financial services organizations
      *     the Company's ability to retain key personnel
      *     changes in technology including demands for greater automation
      *     acts of terrorism or war
      *     adverse changes in the securities market
      * unanticipated lower revenues, loss of customers or business or higher operating expenses
      * the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities
      * the amount that we invest in new business opportunities and the timing of these investments

While evaluating forward-looking statements to make decisions with respect to the Company, investors and others are cautioned to consider these and other risks and uncertainties and are reminded not to place undue reliance on such statements. Forward-looking statements speak only as of the date they are made and the


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Company undertakes no obligations to update them to reflect new or changed information or events, except as may be required by federal securities laws.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Union Bankshares, Inc.


May 16, 2003                           /s/ Kenneth D. Gibbons
                                       ______________________________
                                       Kenneth D. Gibbons, President

May 16, 2003                           /s/ Marsha A. Mongeon
                                       ______________________________
                                       Marsha A. Mongeon, Chief Financial
                                       Officer

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                               EXHIBIT INDEX

99.1  Union Bankshares, Inc., Company Overview dated December 31, 2002.


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